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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2000

                           MOLECULAR BIOSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    1-10546                   36-3078632
(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)  (I.R.S. IDENTIFICATION NO.)

              10030 BARNES CANYON ROAD, SAN DIEGO, CALIFORNIA 92121
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 812-7001

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Item 5.  Other Events

         MOLECULAR BIOSYSTEMS, MALLINCKRODT ANNOUNCE RESTRUCTURING OF OPTISON AGREEMENT.

         On May 8, 2000, Molecular Biosystems, Inc. and Mallinckrodt Inc. announced the restructuring of their agreement concerning OPTISON. Under the terms of the agreement, Mallinckrodt will assume full control of the OPTISON business, including responsibility for intellectual property disputes, clinical development, manufacturing and real estate. In addition, a settlement was reached in three ongoing patent disputes in Washington, DC, Seattle, WA, and Europe between Nycomed, Mallinckrodt, Molecular Biosystems and SONUS Pharmaceuticals.

Item 7.  Financial Statements and Exhibits

         10.1              Press release dated May 8, 2000

         10.2              OPTISON Product Rights Agreement

         10.3              Settlement Agreement


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOLECULAR BIOSYSTEMS, INC.


/s/ BOBBA VENKATADRI
--------------------------------
Bobba Venkatadri
President and Chief Executive Officer


5/23/00
--------------------------------
Date


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                                  EXHIBIT INDEX

    Exhibit                Description

    10.1                   Press release dated May 8, 2000

    10.2                   OPTISON Product Rights Agreement

    10.3                   Settlement Agreement


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